Granum Value Fund
              (a series of Granum Series Trust)
Supplement dated November 5, 1997 to Prospectus dated May 1,
                            1997

          Effective November 5, 1997, Granum Securities, L.L.C. ("Granum Securities"), a registered broker-dealer, commenced servicing as a co-distributor of shares of Granum Value Fund (the "Fund") with Mercer Allied Company ("Mercer Allied"), which continues to serve as a distributor of the Fund's shares. Granum Securities is an affiliate of, and is under common control with, Granum Capital Management, L.L.C., which serves as the Fund's investment adviser. The principal business address of Granum Securities is 126 East 56th Street, Twenty-fifth floor, New York, New York 10022.

          Granum Securities and Mercer Allied each provide certain services to the Fund in connection with the sale of the Fund's shares to investors and provide or arrange for the furnishing of certain account related services to shareholders pursuant to the terms of the distribution plan described on page 26 of the Prospectus (the "Plan"). In consideration of these services, the co-distributors receive certain payments from the Fund as provided by the Plan. Payments by the Fund pursuant to the Plan are made to each co-distributor at the rates specified in the Prospectus, based upon the average net assets of the Fund attributable to shares that are held by persons who have purchased shares of the Fund through such distributor or through broker-dealers that have entered into selling agreements with such co-distributor.

                      Granum Value Fund
             (as series of Granum Series Trust)
            Supplement dated November 5, 1997 to
    Statement of Additional Information dated May 1, 1997

          Effective November 5, 1997, Granum Securities, L.L.C. ("Granum Securities"), a registered broker-dealer, commenced servicing as a co-distributor of shares of Granum Value Fund (the "Fund"), a series of Granum Series Trust (the "Trust"), with Mercer Allied Company ("Mercer Allied"), which continues to serve as a distributor of the Fund's shares.

          Granum Securities provides distribution services to the Fund pursuant to a distribution agreement, dated November 5, 1997, with the Trust (the "Granum Securities Distribution Agreement"). The Granum Securities Distribution Agreement was approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined by the Investment Company Act of 1940) of Granum Securities, at a meeting held on March 13, 1997. The terms of the Granum Securities Distribution Agreement are in all material respects the same as those of the Trust's
distribution   agreement  with  Mercer  Allied,   which   is
described on pages B-17 and B-18 of the Statement of Additional Information.

          In addition, Granum Securities and Mercer Allied each provide certain distribution related services to the Fund and furnish, or arrange for securities dealers to provide, certain account related services to shareholders of the Fund, and receive certain payments from the Trust in consideration of such services, in accordance with the Trust's plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, which was adopted by the Trust on March 13, 1997 (the "Plan"). Payments by the Fund pursuant to the Plan are made to each co-distributor at the rates specified on page B-19 of the Statement of Additional Information, based upon the average net assets of the Fund attributable to shares that are held by persons who have purchased shares of the Fund through such distributor or through broker-dealers that have entered into selling agreements with such co-distributor.

          Granum Securities is an affiliate of, and is under common control with, Granum Capital Management, L.L.C., the Fund's investment adviser. Granum Securities is a Delaware limited liability company with offices at 126 East 56th Street, Twenty-fifth floor, New York, New York 10022.